
                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF
                     11 1/4% SENIOR DISCOUNT NOTES DUE 2008
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)

                                       OF

                               AP HOLDINGS, INC.

     This form or one substantially equivalent hereto must be used to accept the
Exchange Offer of AP Holdings, Inc. (the "Company") made pursuant to the
Prospectus, dated      , 1998 (the "Prospectus"), if certificates for the
outstanding 11 1/4% Senior Discount Notes Due 2008 of the Company (the "Notes")
are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 12 midnight, New York time, on the Expiration
Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to State Street
Bank and Trust Company (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 12 midnight, New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

              STATE STREET BANK AND TRUST COMPANY, EXCHANGE AGENT

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
             By Mail                   By Facsimile Transmission:       By Hand or Overnight Courier:
  (registered or certified mail              (617) 664-5395
          recommended):
                                                                            State Street Bank and
      State Street Bank and               Confirm by Telephone                  Trust Company
          Trust Company                 or for Information Call:          Corporate Trust Department
    Corporate Trust Department               (617) 664-5587                       4th floor
           P.O. Box 778                   Attn: Kellie Mullen              Two International Place
      Boston, MA 02102-0078                                                    Boston, MA 02110

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Notes Tendered:*

$
----------------------------------------------------------

Certificate Nos. (if available):

------------------------------------------------------------

Total Principal Amount Represented by Certificate(s):

$
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* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X___________________________________       _____________________________________

X___________________________________       _____________________________________
       Signature(s) of Owner(s)                            Date
       or Authorized Signatory

Area Code and Telephone Number:

                 ---------------------------------------------------------------
     Must be signed by the holder(s) of Notes as their name(s) appear(s) on certificates for Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      Please print name(s) and address(es)

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Name(s):           ------------------------------------------------------------
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Capacity:
                   ------------------------------------------------------------
                   ------------------------------------------------------------
Address(es):
                   ------------------------------------------------------------
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Account Number:
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

                                   GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Notes being tendered hereby or confirmation of book-entry transfer of such Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm
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Address
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Area Code & Telephone No.
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Authorized Signature
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Name
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          (Please Type or Print)

Title
--------------------------------------------------------------------------------
Date
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NOTE: DO NOT SEND CERTIFICATES OF NOTES WITH THIS FORM. CERTIFICATES OF NOTES
      SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.